Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 2/1-2/28/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4		YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	3/19/09 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re _____		Case No. 08-13127
	Debtor PFF Bancorp, Inc.	Reporting Period: 2/1-2/28/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE FILING
	BANK ACCOUNTS				CURRENT MONTH		TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL		PROJECTED
CASH BEGINNING OF MONTH	3395630.87				3395630.87		3637884.57
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							204852.06	[1]
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS							204852.06
DISBURSEMENTS
PAYROLL/PAYROLL TAXES	35494.57				35494.57		92007.32
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE							280164.00
ADMINISTRATIVE	35589.24				35589.24		146018.25
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	325.00				325.00		325.00
COURT COSTS
TOTAL DISBURSEMENTS	71408.81				71408.81		518514.57

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(71408.81)				(71408.81)		(313662.51)

CASH — END OF MONTH	3324222.06				3324222.06		3324222.06

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE.
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$71408.81
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$71408.81

[1] Legal Fee Reimbursement from Progressive Insurance	$202416.95
Close Out Residual Balance => PFF Account	2435.11
TOTAL	$204852.06

Account # 9146
Account Name PFF BANCORP
Reconciliation As of Date 2/28/09

Balance per Bank		$3,604,386.06

Deposits in Transit
Date	Amount
Total

Outstanding Checks
Check #	Amount
1027	183,899.00
1028	96,265.00

Total		(280,164.00)

Other (List)

Balance per Books		$3,324,222.06

In re _____		Case No. 08-13127
	Debtor PFF Bancorp, Inc.	Reporting Period: 2/1-2/28/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number
	01 01 152 01 M0000 E#	15
CUSTOMER CONNECTION	Last Statement:	01/30/2009
BANK OF AMERICA, N.A.	This Statement:	02/27/2009
DALLAS, TEXAS 75283-2406

Customer Service
1-800-342-7722
PFF BANCORP, INC.
DEBTOR IN POSSESSION 08-13127 — KJC
OPERATING ACCOUNT
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period 01/31/2009 – 02/27/2009		Statement Beginning Balance	3,709,665.34
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	15	Amount of Checks	87,306.81
Number of Other Debits	6	Amount of Other Debits	17,972.47
		Statement Ending Balance	3,604,386.06
Number of Enclosures	15
		Service Charge	27.75
Withdrawals and Debits
Checks

Check		Date	Bank
Number	Amount	Posted	Reference
1005	2,985.69	02/04	8692298669
1008*	52.50	02/04	8692330029
1012*	30,832.28	02/09	9292809109
1013	2,000.00	02/04	6492151657
1014	7,560.00	02/09	4692171520
1015	2,750.00	02/04	8692298670
1016	325.00	02/09	7392309783
1017	7,560.00	02/18	1082338696
1018	7,560.00	02/10	1082258840
1019	25.64	02/23	6492529639
1020	355.28	02/24	6992147729
1021	7,560.00	02/25	4692152559
1022	72.69	02/25	4692152560
10005*	8,572.59	02/05	8892556185
10006	9,095.14	02/24	8692430034
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
02/05		8,575.62	ADP TX/FINCL SVC DES:ADP – TAX ID:E2Z8V 020605A01	35010117518
			INDN:PFF BANCORP INC CO ID:1223006057 CCD
02/11		25.00	ADP PAYROLL FEES DES:ADP – FEES ID:13Z8V 1987158	41005744006
			INDN:PFF BANCORP INC CO ID:9659605001 CCD
02/11		46.44	ADP PAYROLL FEES DES:ADP – FEES ID:13Z8V 1987157	41005744005
			INDN:PFF BANCORP INC CO ID:9659605001 CCD
02/19		9,251.22	ADP TX/FINCL SVC DES:ADP – TAX ID:E2Z8V 022007A01	49004359401
			INDN:PFF BANCORP INC CO ID:1223006057 CCD
02/25		46.44	ADP PAYROLL FEES DES:ADP – FEES ID:13Z8V 2574362	55009826777
			INDN:PFF BANCORP INC CO ID:9659605001 CCD
02/27		27.75	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance
01/30	3,709,665.34	3,709,665.34
02/04	3,701,877.15	3,701,877.15
02/05	3,684,728.94	3,684,728.94
02/09	3,646,011.66	3,646,011.66
02/10	3,638,451.66	3,638,451.66
02/11	3,638,380.22	3,638,380.22
02/18	3,630,820.22	3,630,820.22
02/19	3,621,569.00	3,621,569.00
02/23	3,621,543.36	3,621,543.36
02/24	3,612,092.94	3,612,092.94
02/25	3,604,413.81	3,604,413.81
02/27	3,604,386.06	3,604,386.06

*	The preceding check(s) is still outstanding or has been included in a previous.

PFF Bancorp, Inc.
Transaction Detail by Account
February 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
02/03/2009	General Journal	31			-SPLIT-	-2,000.00	-2,000.00
02/03/2009	General Journal	32			-SPLIT-	-7,560.00	-9,560.00
02/03/2009	General Journal	35			-SPLIT-	-2,750.00	-12,310.00
02/04/2009	General Journal	36			-SPLIT-	-325.00	-12,635.00
02/06/2009	General Journal	34			-SPLIT-	-17,194.65	-29,829.65
02/10/2009	General Journal	37			-SPLIT-	-7,560.00	-37,389.65
02/18/2009	General Journal	46			-SPLIT-	-7,560.00	-44,949.65
02/18/2009	General Journal	47			-SPLIT-	-18,392.80	-63,342.45
02/18/2009	General Journal	48			-SPLIT-	-25.64	-63,368.09
02/18/2009	General Journal	50			-SPLIT-	-355.28	-63,723.37
02/18/2009	General Journal	49			-SPLIT-	-25.00	-63,748.37
02/24/2009	General Journal	51			-SPLIT-	-7,560.00	-71,308.37
02/24/2009	General Journal	52			-SPLIT-	-72.69	-71,381.06
02/27/2009	General Journal	64			-SPLIT-	-27.75	-71,408.81

Total for B of A Checking						$-71,408.81
Bank Charges
02/27/2009	General Journal	64			-SPLIT-	27.75	27.75

Total for Bank Charges						$27.75
Contractor – Talbott
02/03/2009	General Journal	32			-SPLIT-	7,560.00	7,560.00
02/10/2009	General Journal	37			-SPLIT-	7,560.00	15,120.00
02/18/2009	General Journal	46			-SPLIT-	7,560.00	22,680.00
02/24/2009	General Journal	51			-SPLIT-	7,560.00	30,240.00

Total for Contractor – Talbott						$30,240.00
Office Expenses
02/06/2009	General Journal	34			-SPLIT-	46.44	46.44
02/18/2009	General Journal	47			-SPLIT-	46.44	92.88
02/18/2009	General Journal	48			-SPLIT-	25.64	118.52
02/18/2009	General Journal	49			-SPLIT-	25.00	143.52

Total for Office Expenses						$143.52
Payroll
02/06/2009	General Journal	34			-SPLIT-	17,148.21	17,148.21
02/18/2009	General Journal	47			-SPLIT-	18,346.36	35,494.57

Total for Payroll						$35,494.57
Supplies
02/24/2009	General Journal	52			-SPLIT-	72.69	72.69

Total for Supplies						$72.69
Taxes & Licenses
02/18/2009	General Journal	50			-SPLIT-	355.28	355.28

Total for Taxes & Licenses						$355.28
Travel
02/03/2009	General Journal	35			-SPLIT-	2,750.00	2,750.00

Total for Travel						$2,750.00
US Trustee
02/04/2009	General Journal	36			-SPLIT-	325.00	325.00

Total for US Trustee						$325.00

Make Journal Entry	Entry #31

Date: 02/03/2009

Account	Debit	Credit

Miscellaneous	2000.00
B of A Checking		2000.00

Totals	2000.00	2000.00

Memo: 1099 Prep – Ken Smith

Make Journal Entry	Entry #: 32

Date: 02/03/2009

Account	Debit	Credit

Contractor – Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00

Memo: 2/2-2/6

Make Journal Entry	Entry #: 35

Date: 02/03/2009

Account	Debit	Credit

Travel	2750.00
B of A Checking		2750.00

Totals	2750.00	2750.00

Memo: 1/31 Trip

Make Journal Entry	Entry #: 36

Date: 02/04/2009

Account	Debit	Credit

US Trustee	325.00
B of A Checking		325.00

Totals	325.00	325.00

Make Journal Entry	Entry #: 34

Date: 02/06/2009

Account	Debit	Credit

Payroll	17148.21
Office Expenses	46.44
B of A Checking		17194.65

Totals	17194.65	17194.65

Memo: 2/6 payroll, incl. ADP charge

Make Journal Entry	Entry #: 37

Date: 02/10/2009

Account	Debit	Credit

Contractor – Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00

Memo: 2/9-2/13/09

Make Journal Entry	Entry #: 46

Date: 02/18/2009

Account	Debit	Credit

Contractor – Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00

Memo: Week ending 2/20/09

Make Journal Entry	Entry #: 47

Date: 02/18/2009

Account	Debit	Credit

Payroll	18346.36
Office Expenses	46.44
B of A Checking		18392.80

Totals	18392.80	18392.80

Memo: Payroll 2/20/09 (Period Ended 2/14/09)

Make Journal Entry	Entry #: 48

Date: 02/18/2009

Account	Debit	Credit
Office Expenses	25.64
B of A Checking		25.64

Totals	25.64	25.64

Memo: Fed-Ex

Make Journal Entry	Entry #: 49

Date: 02/18/2009

Account	Debit	Credit

Office Expenses	25.00
B of A Checking		25.00

Totals	25.00	25.00

Memo: ADP Fee

Make Journal Entry	Entry #: 50

Date: 02/18/2009

Account	Debit	Credit

Taxes & Licenses	355.28

B of A Checking		355.28

Totals	355.28	355.28

Memo: EDD Tax ID Fee

Make Journal Entry	Entry #: 51

Date: 02/24/2009

Account	Debit	Credit

Contractor – Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00

Memo: Week of 2/23-2/27

Make Journal Entry	Entry #: 52

Date: 02/24/2009

Account	Debit	Credit

Supplies	72.69
B of A Checking		72.69

Totals	72.69	72.69

Memo: Fed-Ex Charges

Journal Entry	Entry #: 64

Date: 02/27/2009

Account	Debit	Credit

Bank Charges	27.75
B of A Checking		27.75

Totals	27.75	27.75

Memo: B of A Feb

In re ___		Case No. 08-13127
	Debtor PFF Bancorp, Inc.	Reporting Period: 2/1-2/28/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month		to Date
REVENUES
Gross Revenues	$	ATTACHED	$ ATTACHED
Less: Returns and Allowances
Net Revenue	$		$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$		$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Bancorp, Inc.
Profit & Loss
February 2009

Total
Income
Total Income
Expenses
Bank Charges	27.75
Contractor — Talbott	30,240.00
Office Expenses	143.52
Payroll	35,494.57
Supplies	72.69
Taxes & Licenses	355.28
Travel	2,750.00
US Trustee	325.00

Total Expenses	$69,408.81

Net Operating Income	$-69,408.81
Other Expenses
Miscellaneous	2,000.00

Total Other Expense	$2,000.00

Net Other Income	$2,000.00

Net Income	$-71,408.81

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — February 28, 2009

	Total
Income
Total Income
Expenses
Accrued Expenses		0.00
Bank Charges		175.87
Contractor — Talbott		90,720.00
Kurtzman Carson		30,832.28
Legal & Professional Fees		198,465.25
Office Expenses		349.38
Payroll		91,868.00
Progressive Reimb		-202,416.95
Supplies		209.85
Taxes & Licenses		355.28
Travel		8,067.67
US Trustee		325.00

Total Expenses		$218,951.63

Net Operating Income	$	- 218,951.63
Other Income
Other Income		2,453.12

Total Other Income		$2,453.12
Other Expenses
Miscellaneous		2,000.00

Total Other Expenses		$2,000.00

Net Other Income		$453.12

Net Income		$-218,498.51

In re ___		Case No. 08-13127
	Debtor PFF Bancorp, Inc.	Reporting Period: 2/1-2/28/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE

ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	ATTACHED	ATTACHED
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Bancorp, Inc.
Balance Sheet
As of February 28, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	3,324,222.06
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$5,024,222.06

Total Current Assets	$5,024,222.06
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	132,500,000.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Net Income/Loss	259,760,693.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	-249,743,000.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	129,704.78
Prepaid OTS Assessment	6,357.00
Progressive — Tail	183,899.00
Stock Options Granted	24,911,967.00
Travellers Tail	96,265.00
US Treasury Bonds — HTM	1,000,000.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$154,833,680.78

TOTAL ASSETS	$159,857,902.84

Total
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable	0.00

Total Other Current Liabilities	$0.00

Total Current Liabilities	$0.00
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$117,430,056.00
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00
Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-75,213.90
Net Income	-220,933.26

Total Equity	$42,427,846.84

TOTAL LIABILITIES AND EQUITY	$159,857,902.84

PFF Bancorp, Inc.
Balance Sheet
As of December 5, 2008

	Total
ASSETS
Current Assets
Bank Accounts
Checking	3,544,938.57	(a)
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	22,473.00	(a)
Trust Inv A/C	70,473.00	(a)	å(a) = 3637884.57

Total Bank Accounts	$5,337,884.57

Total Current Assets	$5,337,884.57
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	132,500,000.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Net Income/Loss	259,760,693.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	-249,743,000.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	314,704.78
Prepaid OTS Assessment	6,357.00
Stock Options Granted	24,911,967.00
US Treasury Bonds — HTM	1,000,000.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$154,738,516.78

TOTAL ASSETS	$160,076,401.35

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00

Total
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$117,430,056.00
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00
Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-75,213.90
Net Income	-2,434.75

Total Equity	$42,646,345.35

TOTAL LIABILITIES AND EQUITY	$160,076,401.35

In re _____		Case No. 08-13127
	Debtor PFF Bancorp, Inc.	Reporting Period: 2/1-2/28/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	All payroll taxes are the responsibility of ADP Payroll Services
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	NONE					NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: February 1-February 28, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re ____		Case No. 08-13127
	Debtor PFF Bancorp, Inc.	Reporting Period: 2/1-2/28/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	-0-
+ Amounts billed during the period	-0-
- Amounts collected during the period	-0-
Total Accounts Receivable at the end of the reporting period	-0-

Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF DELAWARE

In re	Diversified Builder Services	Case No. 08-13129
Reporting Period: 2/1-2/28/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4		YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	3/19/09

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re ____		Case No. 08-13129
	Debtor Diversified Builder Services	Reporting Period: 2/1-2/28/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	1,185,805.53				1,185,805.53		1,186,035.00
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	—				—

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	9.13				9.13		139.26
SELLING
OTHER (ATTACH LIST)
Initial Balance JE							99.34
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	325.00				325.00		325.00
COURT COSTS
TOTAL DISBURSEMENTS	334.13				334.13		563.60

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(334.13)				(334.13)		(563.60)

CASH — END OF MONTH	1185471.40				1185471.40		1185471.40

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE.
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$334.13
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$334.13

Account # 9188

Account Name DIVERSIFIED BUILDER SERVICES

Reconciliation As of Date 2/28/09

Balance per Bank	$1,185,471.40

Deposits in Transit
Date
None

Outstanding Checks
Check #
None

Other (List)

Balance per Books	$1,185,471.40

In re ____		Case No. 08-13129
	Debtor Diversified Builder Services	Reporting Period: 2/1-2/28/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number
	01 01 152 01 M0000 E#	1
CUSTOMER CONNECTION	Last Statement:	01/30/2009
BANK OF AMERICA, N.A.	This Statement:	02/27/2009
DALLAS, TEXAS 75283-2406

Customer Service
1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION 08-13129
OPERATING ACCOUNT
1490 N CLAREMONT BLVD	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813129
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period 01/31/2009 - 02/27/2009		Statement Beginning Balance	1,185,805.53
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	1	Amount of Checks	325.00
Number of Other Debits	1	Amount of Other Debits	9.13
		Statement Ending Balance	1,185,471.40
Number of Enclosures	1
		Service Charge	9.13
Withdrawals and Debits
Checks

Check		Date	Bank
Number	Amount	Posted	Reference
1001	325.00	02/09	7392309781

Other Debits
	Customer			Bank
Date Posted	Reference	Amount	Description	Reference
02/27		9.13	FDIC ASSESSMENT
Daily Balances

	Ledger
Date	Balance	Collected Balance
01/30	1,185,805.53	1,185,805.53
02/09	1,185,480.53	1,185,480.53
02/27	1,185,471.40	1,185,471.40

Diversified Builder Services, Inc.
Transaction Detail by Account
February 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
02/04/2009	General Journal	3			-SPLIT-	-325.00	-325.00
02/27/2009	General Journal	5			-SPLIT-	-9.13	-334.13

Total for B of A Checking						$-334.13
Bank Charges
02/27/2009	General Journal	5			-SPLIT-	9.13	9.13

Total for Bank Charges						$9.13
U S Trustee
02/04/2009	General Journal	3			-SPLIT-	325.00	325.00

Total for U S Trustee						$325.00

Journal Entry	Entry # 5

Date: 02/27/2009

Account	Debit	Credit

Bank Charges	9.13
B of A Checking		9.13

Totals	9.13	9.13

Memo: Feb Svc Chg

In re _____		Case No. 08-13129
	Debtor Diversified Builder Services	Reporting Period: 2/1-2/28/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month		to Date
REVENUES
Gross Revenues	$	ATTACHED	$ ATTACHED
Less: Returns and Allowances
Net Revenue	$		$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$		$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Diversified Builder Services, Inc.
Profit & Loss
February 2009

Total
Income
Total Income
Expenses
Bank Charges	9.13
U S Trustee	325.00

Total Expenses	$334.13

Net Operating Income	$-334.13

Net Income	$-334.13

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — February 28, 2009

	Total
Income
Total Income
Expenses
Bank Charges		139.26
U S Trustee		325.00

Total Expenses		$464.26

Net Operating Income		$-464.26
Other Income
Other Income		-99.34

Total Other Income		$-99.34

Net Other Income	$	- 99.34

Net Income		$-563.60

In re _____		Case No. 08-13129
	Debtor Diversified Builder Services	Reporting Period: 2/1-2/28/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	ATTACHED	ATTACHED
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Diversified Builder Services, Inc.
Balance Sheet
As of February 28, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,185,471.40
PFF Checking	0.00
PFF Checking - 10102	0.00

Total Bank Accounts	$1,185,471.40

Total Current Assets	$1,185,471.40
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC — MI	7,800,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,087,274.00

TOTAL ASSETS	$-1,901,802.60

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00
Equity
APIC	28,000,000.00
APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings
Net Income	-563.60

Total Equity	$-16,839,015.60

TOTAL LIABILITIES AND EQUITY	$-1,901,802.60

Diversified Builder Services, Inc.
Balance Sheet
As of December 5, 2008

Total
ASSETS
Current Assets
Bank Accounts
PFF Checking	1,127,235.00
PFF Checking — 10102	58,800.00

Total Bank Accounts	$1,186,035.00

Total Current Assets	$1,186,035.00
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC — MI	7,800,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,087,274.00

TOTAL ASSETS	$-1,901,239.00

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00
Equity
APIC	28,000,000.00
APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings
Net Income
Total Equity	$-16,838,452.00

TOTAL LIABILITIES AND EQUITY	$-1,901,239.00

In re _____		Case No. 08-13129
	Debtor Diversified Builder Services	Reporting Period: 2/1-2/28/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	N.A.					N.A.
FICA-Employee
FICA-Employer
Unemployment
Income
Other: __________
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other: ___________
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	NONE					NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: __________
Other: __________
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: February 1-February 28, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re ____		08-13129
	Debtor Diversified Builder Services	2/28/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$8,088,500.00
+ Amounts billed during the period	—
- Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	$8,088,500.00

Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old	$8,088,500.00
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)	$5,946,633.00
Accounts Receivable (Net)	$2,141,867.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N.A.
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF DELAWARE

In re Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 2/1-2/28/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N.A.
Copies of tax returns filed during reporting period		N.A.
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4		YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	3/19/09
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re _____		Case No. 08-13131
	Debtor Glencrest Insurance Services	Reporting Period: 2/1-2/28/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE
	BANK ACCOUNTS					CURRENT MONTH		FILING TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	56475.71					56475.71		44046.24
RECEIPTS
CASH SALES/COMMISSIONS	1126.49					1126.49		13677.39
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)	307.22	[1]				307.22		307.22
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	1433.71					1433.71		13984.61
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	12.44					12.44		133.87
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	325.00					325.00		325.00
COURT COSTS
TOTAL DISBURSEMENTS	337.44					337.44		458.87

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	1096.27					1096.27		13525.74

CASH — END OF MONTH	57571.98					57571.98		57571.98

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE.
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$337.44
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$337.44

[1]	Close out residual balance at PFF Bank & Trust.

Account # 8202

Account Name GLENCREST INSURANCE SERVICES

Reconciliation As of Date 2/28/09

Balance per Bank	$57,571.98

Deposit in Transit
Date
Total

Outstanding Checks
Check #
Total

Other (List)

Balance per Books	$57,571.98

In re _____		Case No. 08-13131
	Debtor Glencrest Insurance Services	Reporting Period: 2/1-2/28/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number
	01 01 152 01 M0000 E#	1
CUSTOMER CONNECTION	Last Statement:	01/30/2009
BANK OF AMERICA, N.A.	This Statement:	02/27/2009
DALLAS, TEXAS 75283-2406

Customer Service
1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION 08-13131
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813131
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period 01/31/2009 - 02/27/2009		Statement Beginning Balance	56,475.71
Number of Deposits/Credits	4	Amount of Deposits/Credits	1,433.71
Number of Checks	1	Amount of Checks	325.00
Number of Other Debits	2	Amount of Other Debits	12.44
		Statement Ending Balance	57,571.98
Number of Enclosures	1
		Service Charge	12.44
Deposits and Credits

Date	Customer
Posted	Reference	Amount	Description	Bank Reference
02/06		223.04	BANKING CENTER DEPOSIT	27860536079566
02/06		307.22	BANKING CENTER DEPOSIT	27860536079566
02/12		659.66	BANKING CENTER DEPOSIT	27860506023314
02/24		243.79	BANKING CENTER DEPOSIT	27860506069746
Withdrawals and Debits

Checks

Check		Date
Number	Amount	Posted	Bank Reference
1001	325.00	02/09	7392309786

Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
02/18		12.00	CHECK ORDER FEE	09820000332
02/27		.44	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance
01/30	56.475.71	55,323.08
02/04	56.475.71	56,406.56
02/05	56.475.71	56,475.71
02/06	57.005.97	56,475.71
02/09	56.680.97	56,501.32
02/10	56.680.97	56,523.69
02/11	56.680.97	56,671.54
02/12	57,340.63	56,680.97
02/18	57,328.63	57,289.06
02/19	57,328.63	57,328.63
02/24	57,572.42	57,328.63
02/25	57,572.42	57,528.33
02/26	57,572.42	57,541.07
02/27	57,571.98	57,570.10

Glencrest Insurance Services, Inc.
Transaction Detail by Account
February 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
02/04/2009	General Journal	16			-SPLIT-	-325.00	-325.00
02/04/2009	General Journal	17			-SPLIT-	223.04	-101.96
02/04/2009	General Journal	18			-SPLIT-	307.22	205.26
02/11/2009	General Journal	19			-SPLIT-	659.66	864.92
02/24/2009	General Journal	21			-SPLIT-	212.44	1,077.36
02/24/2009	General Journal	22			-SPLIT-	31.35	1,108.71
02/27/2009	General Journal	26			-SPLIT-	-12.44	1,096.27

Total for B of A Checking						1,096.27

Fees Billed
02/04/2009	General Journal	17			-SPLIT-	223.04	223.04
02/11/2009	General Journal	19			-SPLIT-	659.66	882.70
02/24/2009	General Journal	21			-SPLIT-	212.44	1,095.14
02/24/2009	General Journal	22			-SPLIT-	31.35	1,126.49

Total for Fees Billed						1,126.49
Bank Charges
02/27/2009	General Journal	26			-SPLIT-	12.44	12.44
Total for Bank Charges						12.44
US Trustee
02/04/2009	General Journal	16			-SPLIT-	325.00	325.00

Total for US Trustee						325.00
Other Income
02/04/2009	General Journal	18			-SPLIT-	307.22	307.22

Total for Other Income						307.22

Make Journal Entry		Page 1 of 1

Date: 02/04/2009		Entry #: 16

Account	Debit	Credit

US Trustee	325.00
B of A Checking		325.00

Totals	325.00	325.00

Memo:

Journal Entry

Date: 02/27/2009		Entry #: 26

Account	Debit	Credit

Bank Charges	12.44
B of A Checking		12.44

Totals	12.44	12.44

Memo: Svc Chg — Feb

In re _____		Case No. 08-13131
	Debtor Glencrest Insurance Services	Reporting Period: 2/1-2/28/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month		to Date
REVENUES
Gross Revenues	$	ATTACHED	$ ATTACHED
Less: Returns and Allowances
Net Revenue	$		$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$		$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Insurance Services, Inc.
Profit & Loss
February 2009

Total
Income
Fees Billed	1,126.49

Total Income	$1,126.49
Expenses
Bank Charges	12.44
US Trustee	325.00

Total Expenses	$337.44

Net Operating Income	$789.05
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$1,096.27

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — February 28, 2009

Total
Income
Fees Billed	13,677.39

Total Income	$13,677.39
Expenses
Bank Charges	133.87
US Trustee	325.00

Total Expenses	$458.87

Net Operating Income	$13,218.52
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$13,525.74

In re _____		Case No. 08-13131
	Debtor Glencrest Insurance Services	Reporting Period: 2/1-2/28/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	ATTACHED	ATTACHED
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Insurance Services, Inc.
Balance Sheet
As of February 28, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	57,571.98
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$57,571.98

Total Current Assets	$57,571.98
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$109,966.98

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings
Net Income	13,525.74

Total Equity	$74,094.98

TOTAL LIABILITIES AND EQUITY	$109,966.98

Glencrest Insurance Services, Inc.
Balance Sheet
As of December 5, 2008

Total
ASSETS
Current Assets
Bank Accounts
Operating Acct	25,140.00
PFF Checking	18,906.24

Total Bank Accounts	$44,046.24

Total Current Assets	$44,046.24
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$96,441.24

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings
Net Income
Total Equity	$60,569.24

TOTAL LIABILITIES AND EQUITY	$96,441.24

In re _____		Case No. 08-13131
	Debtor Glencrest Insurance Services	Reporting Period: 2/1-2/28/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	None					None
FICA-Employee
FICA-Employer
Unemployment
Income
Other: _________
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other: _________
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building			NONE
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: _________
Other: _________

Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Glencrest Insurance Services, Inc.	Case No. 08-13131 Reporting Period: February 1-February 28, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re ___		Case No. 08-13131
	Debtor Glencrest Insurance Services	Reporting Period: 2/1-2/28/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	Unknown
+ Amounts billed during the period	-0-
- Amounts collected during the period	1126.49
Total Accounts Receivable at the end of the reporting period	Unknown

Accounts Receivable Aging
0 - 30 days old	Unknown
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N.A.
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
__________ DISTRICT OF DELAWARE

In re Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 2/1-2/28/0
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N.A.
Copies of tax returns filed during reporting period		N.A.
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4		YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	3/19/09

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re ____		Case No. 08-13128
	Debtor Glencrest Investment Advisors	Reporting Period: 2/1-2/28/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	184,382.89			(114,950.62)	69,432.27		31,278.00
RECEIPTS
CASH SALES	386.21				386.21		386.21
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)					—		16,027.44
TRANSFERS (FROM DIP ACCTS)
SEE ATTACHED				114,950.62	114,950.62		196,027.42
TOTAL RECEIPTS	386.21			114,950.62	115,336.83		212,441.07
DISBURSEMENTS
NET PAYROLL	—				—		27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES	20,187.78				20,187.78		20,187.78
INSURANCE
ADMINISTRATIVE	5,257.47				5,257.47		32,152.77
SELLING
OTHER (ATTACH LIST)
UTILITIES DEPOSIT	—				—		4,445.00
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	25,445.25				25,445.25		84,395.22

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(25,059.04)			114,950.62	89,891.58		128,045.85
CASH — END OF MONTH	159,323.85			—	159,323.85		159,323.85

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE.
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$25,445.25
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$25,445.25

Account # 9162
Account Name GLENCREST INVESTMENT ADVISORS
Reconciliation As of Date 2/28/09

Balance per Bank		$164,650.99

Deposits in Transit
Date	Amount
Total

Outstanding Checks
Check #	Amount
1036	5,162.00
1038	150.00
1039	15.14

Total		(5,327.14)
Other (List)

Balance per Books		$159,323.85

In re ____		Case No. 08-13128
	Debtor Glencrest Investment Advisors	Reporting Period: 2/1-2/28/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number
	01 01 152 01 M0000 E#	11
CUSTOMER CONNECTION	Last Statement:	01/30/2009
BANK OF AMERICA, N.A.	This Statement:	02/27/2009
DALLAS, TEXAS 75283-2406

Customer Service
1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION 08-13128
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 01/31/2009 - 02/27/2009		Statement Beginning Balance	187,743.17
Number of Deposits/Credits	2	Amount of Deposits/Credits	391.98
Number of Checks	11	Amount of Checks	23,421.45
Number of Other Debits	3	Amount of Other Debits	62.71
		Statement Ending Balance	164,650.99
Number of Enclosures	11
		Service Charge	16.27
Deposits and Credits

Date	Customer
Posted	Reference	Amount	Description	Bank Reference
02/02		5.77	ADP TX/FINCL SVC DES:ADP – TAX ID:E2Z2R 3481481VV	3300505932_
			INDN: GLENCREST INVESTMENT A CO ID:1223006057 CCD
02/18		386.21	CA BANKING CENTER DEPOSIT	23530616008267_
Withdrawals and Debits
Checks

Check		Date
Number	Amount	Posted	Bank Reference
1023	2,220.28	02/18	8192249066
1026*	1,140.00	02/02	9692837359
1027	15,025.78	02/05	6692634482
1028	68.11	02/09	4692160356
1029	535.42	02/05	6692706736
1030	4.11	02/05	6692639357
1031	325.00	2/09	7392309782
1032	301.10	2/23	6492244841
1034*	2,230.51	2/17	7892178461
1035	583.00	2/25	3892426236
1037*	988.14	2/27	5892384125
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
02/04		46.44	ADP PAYROLL FEES DES:ADP – FEES ID:13Z2R 1719506	34002263102
			INDN:GLENCREST INVESTMENT A CO ID:9659605001 CCD
02/25		15.00	CHECK ORDER FEE	09820000278
02/27		1.27	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance
01/30	187,743.17	187,732.88
02/02	186,608.94	186,598.65
02/04	186,562.50	186,561.89
02/05	170,997.19	170,997.19
02/09	170,604.08	170,604.08
02/17	168,373.57	168,373.57
02/18	166,539.50	166,153.29
02/23	166,238.40	166,215.23
02/24	166,238.40	166,238.40
02/25	165,640.40	165,640.40
02/27	164,650.99	164,650.99

*	The preceding check(s) is still outstanding or has been included in a previous.

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
February 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
02/02/2009	General Journal	48			-SPLIT-	-15,025.78	-15,025.78
02/02/2009	General Journal	52			-SPLIT-	-68.11	-15,093.89
02/02/2009	General Journal	54			-SPLIT-	-4.11	-15,098.00
02/02/2009	General Journal	53			-SPLIT-	-535.42	-15,633.42
02/04/2009	General Journal	55			-SPLIT-	5.77	-15,627.65
02/04/2009	General Journal	83			-SPLIT-	-46.44	-15,674.09
02/04/2009	General Journal	56			-SPLIT-	-325.00	-15,999.09
02/10/2009	General Journal	57			-SPLIT-	-301.10	-16,300.19
02/10/2009	General Journal	58			-SPLIT-	-2,230.51	-18,530.70
02/18/2009	General Journal	62			-SPLIT-	-583.00	-19,113.70
02/18/2009	General Journal	63			-SPLIT-	386.21	-18,727.49
02/24/2009	General Journal	64			-SPLIT-	-5,162.00	-23,889.49
02/24/2009	General Journal	65			-SPLIT-	-988.14	-24,877.63
02/26/2009	General Journal	67			-SPLIT-	-150.00	-25,027.63
02/26/2009	General Journal	68			-SPLIT-	-15.14	-25,042.77
02/27/2009	General Journal	81			-SPLIT-	-16.27	-25,059.04

Total for B of A Checking						$-25,059.04
PFF Checking
02/24/2009	General Journal	66			-SPLIT-	114,950.62	114,950.62

Total for PFF Checking						$114,950.62

Retained Earnings
02/24/2009	General Journal	66			-SPLIT-	108,687.30	108,687.30

Total for Retained Earnings						$108,687.30
Rental Income Palm Desert
02/24/2009	General Journal	66			-SPLIT-	3,939.33	3,939.33

Total for Rental Income Palm Desert						$3,939.33
Trailer Income
02/18/2009	General Journal	63			-SPLIT-	386.21	386.21
02/24/2009	General Journal	66			-SPLIT-	1,790.65	2,176.86

Total for Trailer Income						$2,176.86
Bank Charges
02/27/2009	General Journal	81			-SPLIT-	16.27	16.27

Total for Bank Charges						$16.27
Computek I.T.
02/26/2009	General Journal	67			-SPLIT-	150.00	150.00

Total for Computek I.T.						$150.00
Office Expenses
02/04/2009	General Journal	83			-SPLIT-	46.44	46.44
02/26/2009	General Journal	68			-SPLIT-	15.14	61.58

Total for Office Expenses						$61.58
Payroll Expenses
02/04/2009	General Journal	55			-SPLIT-	-5.77	-5.77

Total for Payroll Expenses						$-5.77
Rent – Claremont
02/02/2009	General Journal	48			-SPLIT-	15,025.78	15,025.78
Total for Rent – Claremont

Make Journal Entry
Date: 02/24/2009

Account	Debit	Credit

PFF Checking	114950.62
Rental Income Palm		3939.33
Supplies		233.34
Utilities-Phone and		300.00
Trailer Income		1790.65
Retained Earnings		108687.30

Totals	114950.62	114950.62

Memo: To reconcile PFF cash to reflect post petition receipts and stop pays between 12/5 and 12/23 close out

Make Journal Entry

Date: 02/02/2009	Entry # 48

Account	Debit	Credit

Rent-Claremont	15025.78
B of A Checking		15025.78

Totals	15025.78	15025.78
Memo: Rent-Claremont-Feb

Make Journal Entry

Date: 02/02/2009	Entry # 52

Account	Debit	Credit

Utilities	68.11
B of A Checking		68.11

Totals	68.11	68.11
Memo: Orkin 12/22

Make Journal Entry	Entry #: 54

Date: 02/02/2009

Account	Debit	Credit

Miscellaneous	4.11
B of A Checking		4.11

Totals	4.11	4.11
Memo: To zero out .098046094

Make Journal Entry	Entry: 53

Date: 02/02/2009

Account	Debit	Credit

Utilities – Phone and	535.42
B of A Checking		535.42

Totals	535.42	535.42
Memo: Verizon

Make Journal Entry	Entry #: 83

Date: 02/04/2009

Account	Debit	Credit

Office Expenses	46.44
B of A Checking		46.44

Totals	46.44	46.44
Memo: ADP Charges

Make Journal Entry	Entry #: 55

Date: 02/04/2009

Account	Debit	Credit

B of A Checking	5.77
Payroll Expenses		5.77

Totals	5.77	5.77
Memo: ADP Credit

Make Journal Entry	Entry #: 56

Date: 02/04/2009

Account	Debit	Credit

US Trustee	325.00
B of A Checking		325.00

Totals	325.00	325.00

Make Journal Entry	Entry#: 57

Date: 02/10/2009

Account	Debit	Credit

Utilities	301.10
B of A Checking		301.10

Totals	301.10	301.10
Memo: Gas Co 1/2-2/3/09

Make Journal Entry	Entry #58

Date: 02/10/2009

Account	Debit	Credit

Utilities – Phone and	2230.51
B of A Checking		2230.51

Totals	2230.51	2230.51
Memo: I 365

Make Journal Entry	Entry #: 62

Date: 02/18/2009

Account	Debit	Credit

Utilities – Phone and	583.00
B of A Checking		583.00

Totals	583.00	583.00
Memo: Verizon 3/1-3/31/09

Make Journal Entry	Entry #: 63

Date: 02/18/2009

Account	Debit	Credit

B of A Checking	386.21
Trailer Income		386.21

Totals	386.21	386.21
Memo: 1st Mercantile Jan ’09 Consultation

Make Journal Entry	Entry #: 64

Date: 02/24/2009

Account	Debit	Credit

Rent – Palm Desert	5162.00
B of A Checking		5162.00

Totals	5162.00	5162.00
Memo: Rent and CAM – February

Make Journal Entry	Entry #: 65

Date: 02/24/2009

Account	Debit	Credit

Utilities – Phone and	988.14
B of A Checking		988.14

Totals	988.14	988.14
Memo: Verizon

Make Journal Entry	Entry #: 67

Date: 02/26/2009

Account	Debit	Credit

Computek I.T.	150.00
B of A Checking		150.00

Totals	150.00	150.00
Memo: 2/19/09 Services

Make Journal Entry	Entry #: 68

Date: 02/26/2009

Account	Debit	Credit

Office Expenses	15.14
B of A Checking		15.14

Totals	15.14	15.14
Memo: Arrowhead final charges

Make Journal Entry	Entry #: 81

Date: 02/27/2009

Account	Debit	Credit

Bank Charges	16.27
B of A Checking		16.27

Totals	16.27	16.27
Memo: Svc Chg-Feb

In re	Case No. 08-13128
Debtor Glencrest Investment Advisors	Reporting Period: 2/1-2/28/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month		to Date
REVENUES
Gross Revenues	$	ATTACHED	$ ATTACHED
Less: Returns and Allowances
Net Revenue	$		$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$		$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Investment Advisors, Inc.
Profit & Loss
February 2009

Total
Income
Rental Income Palm Desert	3,939.33
Trailer Income	2,176.86

Total Income	$6,116.19
Expenses
Bank Charges	16.27
Computek I.T.	150.00
Office Expenses	61.58
Payroll Expenses	-5.77
Rent — Claremont	15,025.78
Rent — Palm Desert	5,162.00
Supplies	-233.34
US Trustee	325.00
Utilities	369.21
Utilities — Phone and Data	4,037.07

Total Expenses	$24,907.80

Net Operating Income	$-18,791.61
Other Expenses
Miscellaneous	4.11

Total Other Expenses	$4.11

Net Other Income	$-4.11

Net Income	$-18,795.72

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5, 2008 — February 28, 2009

Total
Income
Ameritrade Close Out	22,111.54
Rental Income Palm Desert	7,878.66
Sublease — PFF	6,279.10
Trailer Income	3,263.56

Total Income	$39,532.86
Expenses
Bank Charges	176.72
Computek I.T.	650.00
I 365 Data Storage	2,367.42
Janitorial — Claremont	1,720.00
Janitorial — Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	987.94
Other General and Admin Expenses	2,270.28
Payroll Expenses	27,603.90
Rent — Claremont	30,051.56
Rent — Palm Desert	10,324.00
Supplies	-233.34
US Trustee	325.00
Utilities	369.21
Utilities — Gas Co	716.23
Utilities — Phone and Data	6,969.19
Utilities — SCE	1,074.47
Utilities — Siemens	562.50
Utilities — Water	15.14

Total Expenses	$79,412.77

Net Operating Income	$-39,879.91
Other Income
Other Income	63,687.57

Total Other Income	$63,687.57
Other Expenses
Miscellaneous	4.11

Total Other Expenses	$4.11

Net Other Income	$63,683.46

Net Income	$23,803.55

In re	Case No. 08-13128
Debtor Glencrest Investment Advisors	Reporting Period: 2/28/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	ATTACHED	ATTACHED
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Investment Advisors, Inc.
Balance Sheet
As of February 28, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	159,323.85
PFF Checking	0.00

Total Bank Accounts	$159,323.85

Total Current Assets	$159,323.85
Other Assets
Advances to Trust	80,000.00
Lease Deposit	3,578.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,984.00
Prepaid A/P	23,437.00
Prin Rec FHLMC SEC Fixed	61,914.00
Property & Equipment	492,486.00
Utility Deposit	4,445.00
Valuation Allowance	-43,570.00

Total Other Assets	$699,096.00

TOTAL ASSETS	$858,419.85

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	3,479.00

Total Long Term Liabilities	$62,316.00

Total Liabilities	$62,316.00
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	108,687.30
Net Income	23,803.55

Total Equity	$796,103.85

TOTAL LIABILITIES AND EQUITY	$858,419.85

Glencrest Investment Advisors, Inc.
Balance Sheet
As of December 5, 2008

Total
ASSETS
Current Assets
Bank Accounts
PFF Checking	31,278.00

Total Bank Accounts	$31,278.00

Total Current Assets	$31,278.00
Other Assets
Advances to Trust	80,000.00
Lease Deposit	3,578.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,984.00
Prepaid A/P	23,437.00
Prin Rec FHLMC SEC Fixed	61,914.00
Property & Equipment	492,486.00
Valuation Allowance	-43,570.00

Total Other Assets	$694,651.00

TOTAL ASSETS	$725,929.00

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	3,479.00

Total Long Term Liabilities	$62,316.00

Total Liabilities	$62,316.00
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings Net Income

Total Equity	$663,613.00

TOTAL LIABILITIES AND EQUITY	$725,929.00

In re	Case No. 08-13128
Debtor Glencrest Investment Advisors	Reporting Period: 2/1-2/28/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	All payroll taxes are the responsibility of ADP Payroll Services
FICA-Employee
FICA-Employer
Unemployment	No other taxes due
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building			NONE
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: February 1-February 28, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re ___		Case No. 08-13128
	Debtor Glencrest Investment Advisors	Reporting Period: 2/1-2/28/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0 - 30 days old	80,000.00
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF DELAWARE

In re PFF Real Estate Services	Case No. 08-13130
Reporting Period: 2/1-2/28/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		Yes
Cash disbursements journals		Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N.A.
Copies of tax returns filed during reporting period		N.A.
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	N.A.	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	3/19/09

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	Case No. 08-13130
Debtor PFF Real Estate Services	Reporting Period: 2/1-2/28/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	25643.84				25643.84		25725.04
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	—				—		—
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	.19				.19		81.39
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	325.00				325.00		325.00
COURT COSTS
TOTAL DISBURSEMENTS	325.19				325.19		406.39

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(325.19)				(325.19)		(406.39)

CASH — END OF MONTH	25318.65				25318.65		25318.65

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE.
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$325.19
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$325.19

Account # 8192

Account Name PFF REAL ESTATE SERVICES

Reconciliation As of Date 2/28/09

Balance per Bank		$25,318.65

Deposits in Transit
Date	None

Outstanding Checks	None

Other (List)

Balance per Books		$25,318.65

In re	Case No. 08-13130
Debtor PFF Real Estate Services	Reporting Period: 2/1-2/28/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number
	01 01 152 01 M0000 E#	1
CUSTOMER CONNECTION	Last Statement:	01/30/2009
BANK OF AMERICA, N.A.	This Statement:	02/27/2009
DALLAS, TEXAS 75283-2406

Customer Service
1-800-342-7722

PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION 08-13130
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2

CLAREMONT CA 91711	Bankruptcy Case Number: 0813130
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period 01/31/2009 - 02/27/2009		Statement Beginning Balance	25,643.84
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	1	Amount of Checks	325.00
Number of Other Debits	1	Amount of Other Debits	.19
		Statement Ending Balance	25,318.65
Number of Enclosures	1
		Service Charge	.19
Withdrawals and Debits
Checks

Check		Date	Bank
Number	Amount	Posted	Reference
1001	325.00	02/09	7392309800
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
02/27		.19	FDIC ASSESSMENT
Daily Balances

	Ledger
Date	Balance	Collected Balance
01/30	25,643.84	25,643.84
02/09	25,318.84	25,318.84
02/27	25,318.65	25,318.65

PFF Real Estate Services, Inc.
Transaction Detail by Account
February 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
02/04/2009	General Journal	6			-SPLIT-	-325.00	-325.00
02/27/2009	General Journal	8			-SPLIT-	-0.19	-325.19
Total for B of A Checking						$-325.19
Bank Charges
02/27/2009	General Journal	8			-SPLIT-	0.19	0.19
Total for Bank Charges						$0.19
U S Trustee
02/04/2009	General Journal	6			-SPLIT-	325.00	325.00
Total for U S Trustee						$325.00

Make Journal Entry
Date: 02/04/2009

Account	Debit	Credit

US Trustee	325.00
B of A Checking		325.00

Totals	325.00	325.00

Make Journal Entry
Date: 02/27/2009

Account	Debit	Credit

Bank Charges	0.19
B of A Checking		0.19

Totals	0.19	0.19

Memo:	Feb Svc Chg

In re		Case No. 08-13130
	Debtor PFF Real Estate Services	Reporting Period: 2/1-2/28/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month		to Date
REVENUES
Gross Revenues	$	ATTACHED à	$ à
Less: Returns and Allowances
Net Revenue	$		$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$		$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Real Estate Services, Inc.
Profit & Loss
February 2009

Total
Income
Total Income
Expenses
Bank Charges	0.19
U S Trustee	325.00

Total Expenses	$325.19

Net Operating Income	$-325.19

Net Income	$-325.19

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 — February 28, 2009

Total
Income
Total Income
Expenses
Bank Charges	81.39
U S Trustee	325.00

Total Expenses	$406.39

Net Operating Income	$-$406.39
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-406.35

In re		Case No. 08-13130
	Debtor PFF Real Estate Services	Reporting Period: 2/1-2/28/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	ATTACHED	ATTACHED
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases – Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings – Pre-Petition
Retained Earnings – Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Real Estate Services, Inc.
Balance Sheet
As of February 28, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	25,318.65
PFF Checking	0.00

Total Bank Accounts	$25,318.65

Total Current Assets	$25,318.65

TOTAL ASSETS	$25,318.65

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings
Net Income	-406.35

Total Equity	$25,318.65

TOTAL LIABILITIES AND EQUITY	$25,318.65

PFF Real Estate Services, Inc.
Balance Sheet
As of December 5, 2008

Total
ASSETS
Current Assets
Bank Accounts
PFF Checking	25,725.00

Total Bank Accounts	$25,725.00

Total Current Assets	$25,725.00

TOTAL ASSETS	$25,725.00

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings
Net Income

Total Equity	$25,725.00

TOTAL LIABILITIES AND EQUITY	$25,725.00

In re		Case No. 08-13130
	Debtor PFF Real Estate Services	Reporting Period: 2/1-2/28/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	N.A.					N.A.
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building		NONE
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: February 1- February 28, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re		08-13130
	Debtor PFF Real Estate Services	2/1-2/28/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	None
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N.A.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X